                       TOYOTA MOTOR CREDIT CORPORATION
           Service Certificate -- Toyota Auto Lease Trust 1997-A
     Distribution Date of December 27, 1999 for the Collection Period
                   of November 1 through November 30, 1999

POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                             1,231,231,519.20
Discounted Principal Balance                                                                      1,231,231,519.20
Servicer Advance                                                                                      2,825,418.78
Servicer Payahead                                                                                     1,580,862.05
Number of Contracts                                                                                         56,340
Weighted Average Lease Rate                                                                                   7.66%
Weighted Average Remaining Term                                                                               35.8
Servicing Fee Percentage                                                                                      1.00%

POOL DATA - CURRENT MONTH
Aggregate Net Investment Value                                                                      802,606,914.27
Discounted Principal Balance                                                                        791,155,852.68
Servicer Advances                                                                                     3,628,776.09
Servicer Pay Ahead Balance                                                                            2,764,619.25
Maturity Advances Outstanding                                                                                    -
Number of Current Contracts                                                                                 45,763
Weighted Average Lease Rate                                                                                   7.66%
Weighted Average Remaining Term                                                                               10.2

RESERVE FUND:
  Initial Deposit Amount                                                                             30,780,787.98
  Specified Reserve Fund Percentage                                                                           2.50%
  Specified Reserve Fund Amount                                                                      30,780,787.98
  Specified Reserve Fund Percentage (IF CONDITION I, II OR III MET)                                           5.00%
  Specified Reserve Fund Amount (IF CONDITION I, II OR III MET)                                      61,561,575.96

                                                                   CLASS A                   CLASS B                   TOTAL
                                                                    AMOUNT                   AMOUNT                    AMOUNT
                                                                 -------------            -----------               -------------
  Beginning Balance                                              29,553,131.73            1,227,656.25              30,780,787.98
  Withdrawal Amount                                                          -                       -                          -
  Transferor Excess                                                          -                       -                          -
                                                                 -------------            ------------              -------------
  Reserve Fund Balance Prior to Release                          29,553,131.73            1,227,656.25              30,780,787.98
  Specified Reserve Fund Balance                                 29,553,131.73            1,227,656.25              30,780,787.98
  Release to Transferor                                                      -                       -                          -
                                                                 -------------            ------------              -------------
  Ending Reserve Fund Balance                                    29,553,131.73            1,227,656.25              30,780,787.98
  Cumulative Withdrawal Amount                                               -                       -                          -

                                                                                      VEHICLES
                                                                                      --------
LIQUIDATION OF CHARGEOFFS AND REPOSSESSIONS:
  Liquidated Contracts                                                                   160
                                                                                         ---
  Discounted Principal Balance                                                                                   2,831,867.21
  Net Liquidation Proceeds                                                                                      (2,363,968.73)
  Recoveries - Previously Liquidated Contracts                                                                     (32,076.32)
                                                                                                                -------------
  Aggregate Credit Losses for the Collection Period                                                                435,822.16
                                                                                                                -------------
                                                                                                                -------------
  Cumulative Credit Losses for all Periods                                                                      15,003,431.96
                                                                                                                -------------
                                                                                                                -------------
  Repossessed in Current Period                                                           64
                                                                                          --

                                                                                                           ANNUALIZED AVERAGE
                                                                                                             CHARGE-OFF RATE
                                                                                                           ------------------
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE

FOR EACH COLLECTION PERIOD:
    Second Preceding Collection Period                                                                                0.41%
    First Preceding Collection Period                                                                                 0.24%
    Current Collection Period                                                                                         0.64%

CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                                   0.43%
Charge-Off Rate Indicator ( > 1.25%)                                                                     condition not met

                                                          PERCENT             ACCOUNTS            PERCENT             ANIV
                                                          -------             --------            -------             ----
DELINQUENT CONTRACTS:
  31-60 Days Delinquent                                     1.84%                840               1.73%           13,917,675.11
  61-90 Days Delinquent                                     0.09%                 41                0.09%             726,990.57
  Over 90 Days Delinquent                                   0.03%                 12                0.03%             252,422.46
                                                                                 ---                               -------------
  Total Delinquencies                                                            893                               14,897,088.14
                                                                                 ---                               -------------
                                                                                 ---                               -------------

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                      0.11%
    First Preceding Collection Period                                                                                       0.11%
    Current Collection Period                                                                                               0.12%

CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                         0.11%
Delinquency Percentage Indicator ( > 1.25%)                                                                    condition not met

                                                                                    VEHICLES
                                                                                    --------
RESIDUAL VALUE (GAIN) LOSS:
  Matured Lease Vehicle Inventory Sold                                                 357                          5,447,335.62
                                                                                       ---
  Net Liquidation Proceeds                                                                                         (4,556,292.10)
                                                                                                                   -------------
  Net Residual Value (Gain) Loss                                                                                      891,043.52
                                                                                                                   -------------
                                                                                                                   -------------
  Cumulative Residual Value (Gain) Loss all periods                                                                11,317,536.13
                                                                                                                   -------------
                                                                                                                   -------------

                                                                                      AVERAGE           AVERAGE
                                                NUMBER    SCHEDULED     SALE       NET LIQUIDATION      RESIDUAL
                                                 SOLD     MATURITIES    RATIO         PROCEEDS           VALUE
                                                ------    ----------    -----      ---------------      --------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collection Period              368         88        100.00%       14,207.14         15,989.17
  First Preceding Collection Period               275         93        100.00%       14,019.64         16,220.26
  Current Collection Period                       357        506         70.55%       12,762.72         15,528.75
  Three Month Average                                                                 13,639.92         15,888.35

Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                             85.85%

                                                                                             CURRENT PERIOD
                                                                                              AMOUNT/RATIO            TEST MET?
                                                                                              ------------         --------------
CONDITION (III) (RESIDUAL VALUE TEST)

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                         70.55%                  YES

b) Number of Scheduled Maturities > 500                                                            506                   YES

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                 85.85%                   NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                               condition not met

                                                                                   CERTIFICATE BALANCE
                                                                                   -------------------
                                                                    TOTAL       PERCENT           BALANCE
                                                                    -----       -------           -------
INTEREST:                                                                        98.00%
---------
  Interest Collections                                          6,353,690.77
  Net Investment Income Earned                                     38,836.55
  Non-recoverable Advances                                       (104,884.47)
                                                                ------------
    Available Interest                                          6,287,642.85                   6,013,249.21
  Class A1, A2, A3 Notional Interest Accrual Amount            (3,830,614.58)                 (3,830,614.58)
  Unreimbursed A1, A2, A3 Interest Shortfall                               -
  Interest Accrual for Adjusted Class B Certificate Bal.         (415,406.25)                   (415,406.25)
  Class B Interest Carryover Shortfall                                     -
  Servicer's Fee                                                 (694,125.05)                   (663,833.33)
  Capped Expenses                                                 (24,065.00)                    (23,014.80)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                       -                              -
  Uncapped Expenses                                                        -                              -
                                                               -------------                  -------------
  Total Unallocated Interest                                    1,323,431.97                   1,080,380.25
  Excess Interest to Transferor                                                               (1,080,380.25)
                                                               -------------                  -------------
  Net Interest Collections Available                            1,323,431.97                              -
  Interest Collections Allocated to Losses                     (1,268,961.07)
  Accelerated Principal Distribution                              (54,470.90)
                                                                ------------
  Deposit to Reserve Fund                                               0.00
                                                                ------------
  Withdrawal from Reserve Fund
                                                                ------------
Loss Reimbursement from Transferor Principal
                                                                ------------

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                          (1,326,865.68)                 (1,268,961.07)
  Loss Reimbursement from Transferor Interest                   1,268,961.07                   1,268,961.07
  Loss Reimbursement from Transferor Principal                             -                              -
  Loss Reimbursement from Reserve Fund
                                                                ------------
  Ending Certificate Principal Loss Amount                        (57,904.61)                             -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                                ------------
  Ending Balance                                                           -
                                                                ------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                                ------------
  Ending Balance                                                           -
                                                                ------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                                ------------
  Ending Balance                                                           -
                                                                ------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                                ------------
  Ending Balance                                                           -
                                                                ------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   548,958.32                              -
  Allocations - Current Period                                 29,736,283.63                  11,899,256.32
  Allocations - Accelerated Principal Distribution                 54,470.90                      54,470.90
  Allocations - Not Disbursed Beginning of Period                          -                              -
  Allocations - Not Disbursed End of Period                    11,953,727.22                  11,953,727.22
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                            -                              -
  Allocations - Current Period                                  4,246,020.83                   4,246,020.83
  Allocations - Not Disbursed Beginning of Period               8,492,041.66                   6,879,166.66
  Allocations - Not Disbursed End of Period                    12,738,062.49                  12,738,062.49
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due To Trust                                                 34,546,897.13                  16,160,911.50
                                                               -------------                  -------------
  Total Due To Trust                                           34,546,897.13                  16,160,911.50

                                                                  CLASS A1        CLASS A2            CLASS A3           CLASS B
                                                                  --------        --------            --------           -------
                                                                  BALANCE          BALANCE             BALANCE           BALANCE
INTEREST:
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances
    Available Interest                                                -          4,906,618.10         549,163.80        557,467.30
  Class A1, A2, A3 Notional Interest Accrual Amount                   -         (3,439,583.33)       (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                                                               (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution
  Deposit to Reserve Fund
  Withdrawal from Reserve Fund
Loss Reimbursement from Transferor Principal

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                                                (1,268,961.07)
  Loss Reimbursement from Transferor Interest                                                                         1,268,961.07
  Loss Reimbursement from Transferor Principal                                                                                   -
  Loss Reimbursement from Reserve Fund
  Ending Certificate Principal Loss Amount
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -
  Allocations - Current Period                                        -                 11,899,256.32
  Allocations - Accelerated Principal Distribution                    -                     54,470.90
  Allocations - Not Disbursed Beginning of Period                     -
  Allocations - Not Disbursed End of Period                           -                 11,953,727.22                            -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -                             -                            -
  Allocations - Current Period                                        -                  3,439,583.33                   391,031.25
  Allocations - Not Disbursed Beginning of Period                     -                  6,879,166.66                   782,062.50
  Allocations - Not Disbursed End of Period                           -                 10,318,749.99                 1,173,093.75
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                       -                                                          -
  Due To Trust                                                        -                 15,361,621.18                   387,484.48
                                                                  --------              -------------                 ------------
  Total Due To Trust                                                  -                 15,361,621.18                   387,484.48


                                                                 TRANSFEROR INTEREST
                                                           -------------------------------
                                                           INTEREST              PRINCIPAL
INTEREST:                                                       2.00%
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances
    Available Interest                                    274,393.64
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                          (30,291.72)
  Capped Expenses                                          (1,050.20)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                -
                                                       -------------
  Total Unallocated Interest                              243,051.72
  Excess Interest to Transferor                         1,080,380.25
                                                       -------------
  Net Interest Collections Available                    1,323,431.97
  Interest Collections Allocated to Losses             (1,268,961.07)
  Accelerated Principal Distribution                      (54,470.90)
                                                       -------------
  Deposit to Reserve Fund                                          -
                                                       -------------
  Withdrawal from Reserve Fund
Loss Reimbursement from Transferor Principal

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                            (57,904.61)
  Loss Reimbursement from Transferor Interest          (1,268,961.07)
  Loss Reimbursement from Transferor Principal
  Loss Reimbursement from Reserve Fund
                                                       -------------             ----------
  Ending Certificate Principal Loss Amount             (1,268,961.07)            (57,904.61)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                  548,958.32
  Allocations - Current Period                                                17,837,027.31
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                        -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                    -
  Allocations - Current Period                                     -
  Allocations - Not Disbursed Beginning of Period                  -
  Allocations - Not Disbursed End of Period                        -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                    -
  Due To Trust                                                                18,385,985.63
                                                       -------------          -------------
  Total Due To Trust                                               -          18,385,985.63

                                                                                                CERTIFICATE BALANCE
                                                                                                -------------------
                                                                TOTAL                   PERCENT                   BALANCE
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)                    1,231,231,519.20
Discounted Principal Balance                             1,231,231,519.20
Initial Notional/Certificate Balance                                    -               100.00%              1,206,600,000.00
Percent of ANIV                                                                                                         98.00%
Certificate Factor                                                                                                  1.0000000
Notional/Certificate Rate
Targeted Maturity Date
Servicer Advance                                             2,825,418.78
Servicer Payahead                                            1,580,862.05
Number of Contracts                                                56,340
Weighted Average Lease Rate                                          7.66%
Weighted Average Remaining Term                                      35.8
Servicing Fee Percentage                                             1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                             832,950,060.83
Discounted Principal Balance                               824,650,955.51
Notional/Certificate Balance                                                                                   796,600,000.00
Adjusted Notional/Certificate Balance                                                                          796,600,000.00
Percent of ANIV                                                                                                         95.64%
Certificate Factor                                                                                                  1.0000000
Servicer Advances                                            3,677,333.88
Servicer Pay Ahead Balance                                   2,871,228.49
Maturity Advances Outstanding                               17,837,027.31
Number of Current Contracts                                        47,082
Weighted Average Lease Rate                                          7.65%
Weighted Average Remaining Term                                      11.1

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                           802,606,914.27
  Discounted Principal Balance                             791,155,852.68
  Notional/Certificate Balance                                                                                 796,600,000.00
  Adjusted Notional/Certificate Balance                                                                        784,646,272.78
  Percent of ANIV                                                                                                       97.76%
  Certificate Factor                                                                                                1.0000000
  Servicer Advances                                          3,628,776.09
  Servicer Pay Ahead Balance                                 2,764,619.25
  Maturity Advances Outstanding
  Number of Current Contracts                                      45,763
  Weighted Average Lease Rate                                        7.66%
  Weighted Average Remaining Term                                    10.2

Prior Certificate Interest Payment Date                September 27, 1999
Next Certificate Interest Payment Date                     March 27, 2000


                                                                CLASS A1                                 CLASS A2
                                                                --------                                 --------
                                                   PERCENT             BALANCE             PERCENT              BALANCE
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance               33.98%           410,000,000.00          53.87%            650,000,000.00
Percent of ANIV                                                              33.30%                                    52.79%
Certificate Factor                                                       1.0000000                                 1.0000000
Notional/Certificate Rate                                                     6.20%                                     6.35%
Targeted Maturity Date                                          September 27, 1999                        September 25, 2000
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                     -                            650,000,000.00
Adjusted Notional/Certificate Balance                                            -                            650,000,000.00
Percent of ANIV                                                                  -                                     78.04%
Certificate Factor                                                               -                                 1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                                   -                            650,000,000.00
  Adjusted Notional/Certificate Balance                                                                       638,046,272.78
  Percent of ANIV                                                                -                                     79.51%
  Certificate Factor                                                                                               1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date


                                                  CLASS A3                               CLASS B                TRANSFEROR INTEREST
                                                  --------                               -------                -------------------
                                         PERCENT           BALANCE            PERCENT              BALANCE             BALANCE
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance       6.03%        72,750,000.00          6.12%           73,850,000.00          24,631,519.20
Percent of ANIV                                                  5.91%                                  6.00%                  2.00%
Certificate Factor                                          1.0000000                              1.0000000
Notional/Certificate Rate                                        6.45%                                  6.75%
Targeted Maturity Date                                 March 26, 2001                     September 25, 2001
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                            72,750,000.00                             73,850,000.00       36,350,060.83
Adjusted Notional/Certificate Balance                   72,750,000.00                             73,850,000.00       36,350,060.83
Percent of ANIV                                                  8.73%                                     8.87%               4.36%
Certificate Factor                                          1.0000000                                 1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                          72,750,000.00                             73,850,000.00       17,960,641.49
  Adjusted Notional/Certificate Balance                 72,750,000.00                             73,850,000.00       17,960,641.49
  Percent of ANIV                                                9.06%                                     9.20%               2.24%
  Certificate Factor                                        1.0000000                                 1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date

                                                                     VEHICLES
                                                                     --------
        CURRENT MONTH COLLECTION ACTIVITY
        Principal Collections                                                                 9,418,304.88
        Prepayments in Full                                            793                   12,483,710.71
                                                                       ---
        Reallocation Payment                                            9                       161,928.14
                                                                        -
        Interest Collections                                                                  6,353,690.77
        Net Liquidation Proceeds and Recoveries                                               2,396,045.05
        Net Liquidation Proceeds - Vehicle Sales                                              4,556,292.10
        Non-Recoverable Advances                                                               (104,884.47)
                                                                                             -------------
        Total Available                                                                      35,265,087.18

                                                                           AMOUNT                               ANNUAL AMOUNT
                                                                           ------                               -------------
CAPPED AND UNCAPPED EXPENSES:
   Total Capped and Uncapped Expenses Paid                                24,065.00                                336,910.00
   Capped and Uncapped Expenses Due                                               -                                            -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                                                   694,125.05
   Servicer's Fee Balance Due                                                     -
 SUPPLEMENTAL SERVICER'S FEES                                            104,200.33

                                                                     VEHICLES                              AMOUNT
                                                                     --------                              ------
REVOLVING PERIOD:
  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts
  Allocation to Subsequent Contracts
                                                                                                           -------
  Ending Unreinvested Principal Collections                                                                    -

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
------------------------------------------
Holly Pearson, Treasury Operations Manager